Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 18 Commitments and Contingencies

Cryovac Transaction Commitments and Contingencies

Settlement Agreement and Related Costs

On November 27, 2002, we reached an agreement in principle with the Committees appointed to represent asbestos claimants in the bankruptcy case of W. R. Grace & Co., known as Grace or WRG, to resolve all current and future asbestos-related claims made against the Company and our affiliates in connection with the Cryovac transaction described below (as memorialized by the parties in the Settlement agreement and as approved by the Bankruptcy Court, the “Settlement agreement”). The Settlement agreement provided for the resolution of the fraudulent transfer claims and successor liability claims, as well as indemnification claims by Fresenius Medical Care Holdings, Inc. and affiliated companies, in connection with the Cryovac transaction. On December 3, 2002, our Board of Directors approved the agreement in principle. We received notice that both of the Committees had approved the agreement in principle as of December 5, 2002. The parties subsequently signed the definitive Settlement agreement as of November 10, 2003 consistent with the terms of the agreement in principle. For a description of the Cryovac transaction, asbestos-related claims and the parties involved, see “Cryovac Transaction,” “Discussion of Cryovac Transaction Commitments and Contingencies,” “Fresenius Claims,” “Canadian Claims” and “Additional Matters Related to the Cryovac Transaction” below.

We recorded a pre-tax charge of approximately $850 million as a result of the Settlement agreement on our consolidated statement of operations for the year ended December 31, 2002. The charge consisted of the following items:

•	a charge of $513 million covering a cash payment that we were required to make under the Settlement agreement upon the effectiveness of an appropriate plan of reorganization in the Grace bankruptcy. Because we could not predict when a plan of reorganization would become effective, we recorded this liability as a current liability on our consolidated balance sheet at December 31, 2002. Under the terms of the Settlement agreement, this amount accrued interest at a 5.5% annual rate from December 21, 2002 to the date of payment. We recorded this interest in interest expense on our consolidated statements of operations and in Settlement agreement and related accrued interest on our consolidated balance sheets. The accrued interest, which was compounded annually, was $412 million at December 31, 2013 and $364 million at December 31, 2012.

•	a non-cash charge of $322 million representing the fair market value at the date we recorded the charge of nine million shares of Sealed Air common stock would issue under the Settlement agreement upon the effectiveness of an appropriate plan of reorganization in the Grace bankruptcy, which was adjusted to eighteen million shares due to our two-for-one stock split in March 2007. These shares were subject to customary anti-dilution provisions that adjusted for the effects of stock splits, stock dividends and other events affecting our common stock. The fair market value of our common stock was $35.72 per pre-split share ($17.86 post-split) as of the close of business on December 5, 2002. We recorded this amount on our consolidated balance sheet at December 31, 2002 as follows: $0.9 million representing the aggregate par value of these shares of common stock reserved for issuance related to the Settlement agreement, and the remaining $321 million, representing the excess of the aggregate fair market value over the aggregate par value of these common shares, in additional paid-in capital.

•	$16 million of legal and related fees as of December 31, 2002.

As discussed below, on February 3, 2014, the Company’s subsidiary, Cryovac, Inc., made the payments contemplated by the Settlement agreement, consisting of aggregate cash payments in the amount of $929.7 million to the WRG Asbestos PI Trust and the WRG Asbestos PD Trust and the transfer of 18 million shares of Sealed Air common stock (the “Settlement Shares”) to the PI Trust, in each case reflecting adjustments made in accordance with the Settlement agreement. In connection with the issuance of the Settlement Shares and their transfer to the PI Trust by Cryovac, the Company entered into a Registration Rights Agreement, dated as of February 3, 2014 (the “Registration Rights Agreement”), with the PI Trust as initial holder of the Settlement Shares. Under the Registration Rights Agreement, the Company will be required to use reasonable best efforts to prepare and file with the SEC a shelf registration statement covering resales of the Settlement Shares on or prior to 60 days after the Effective Date, and to use reasonable best efforts to cause such shelf registration statement to be declared effective by the SEC as soon as reasonably practicable.

Cryovac Transaction

On June 30, 1998, we completed a multi-step transaction that brought the Cryovac packaging business and the former Sealed Air Corporation’s business under the common ownership of the Company. These businesses operate as subsidiaries of the Company, and the Company acts as a holding company. As part of that transaction, the parties separated the Cryovac packaging business, which previously had been held by various direct and indirect subsidiaries of the Company, from the remaining businesses previously held by the Company. The parties then arranged for the contribution of these remaining businesses to a company now known as W. R. Grace & Co., and the Company distributed the Grace shares to the Company’s stockholders. As a result, W. R. Grace & Co. became a separate publicly owned company. The Company recapitalized its outstanding shares of common stock into a new common stock and a new convertible preferred stock. A subsidiary of the Company then merged into the former Sealed Air Corporation, which became a subsidiary of the Company and changed its name to Sealed Air Corporation (US).

Discussion of Cryovac Transaction Commitments and Contingencies

In connection with the Cryovac transaction, Grace and its subsidiaries retained all liabilities arising out of their operations before the Cryovac transaction, whether accruing or occurring before or after the Cryovac transaction, other than liabilities arising from or relating to Cryovac’s operations. Among the liabilities retained by Grace are liabilities relating to asbestos-containing products previously manufactured or sold by Grace’s subsidiaries prior to the Cryovac transaction, including its primary U.S. operating subsidiary, W. R. Grace & Co. — Conn., which has operated for decades and has been a subsidiary of Grace since the Cryovac transaction. The Cryovac transaction agreements provided that, should any claimant seek to hold the Company or any of its subsidiaries responsible for liabilities retained by Grace or its subsidiaries, including the asbestos-related liabilities, Grace and its subsidiaries would indemnify and defend us.

Since the beginning of 2000, we have been served with a number of lawsuits alleging that, as a result of the Cryovac transaction, we are responsible for alleged asbestos liabilities of Grace and its subsidiaries, some of which were also named as co-defendants in some of these actions. Among these lawsuits are several purported class actions and a number of personal injury lawsuits. Some plaintiffs seek damages for personal injury or wrongful death, while others seek medical monitoring, environmental remediation or remedies related to an attic insulation product. Neither the former Sealed Air Corporation nor Cryovac, Inc. ever produced or sold any of the asbestos-containing materials that are the subjects of these cases. None of these cases has reached resolution through judgment, settlement or otherwise. As discussed below, Grace’s Chapter 11 bankruptcy proceeding stayed all of these cases and the orders confirming Grace’s plan of reorganization enjoin parties from prosecuting Grace-related asbestos claims against the Company.

While the allegations in these actions directed to us vary, these actions all appear to allege that the transfer of the Cryovac business as part of the Cryovac transaction was a fraudulent transfer or gave rise to successor liability. Under a theory of successor liability, plaintiffs with claims against Grace and its subsidiaries may attempt to hold us liable for liabilities that arose with respect to activities conducted prior to the Cryovac transaction by W. R. Grace & Co. — Conn. or other Grace subsidiaries. A transfer would be a fraudulent transfer if the transferor received less than reasonably equivalent value and the transferor was insolvent or was rendered insolvent by the transfer, was engaged or was about to engage in a business for which its assets constitute unreasonably small capital, or intended to incur or believed that it would incur debts beyond its ability to pay as they mature. A transfer may also be fraudulent if it was made with actual intent to hinder, delay or defraud creditors. If a court found any transfers in connection with the Cryovac transaction to be fraudulent transfers, we could be required to return the property or its value to the transferor or could be required to fund liabilities of Grace or its subsidiaries for the benefit of their creditors, including asbestos claimants. We signed the Settlement agreement, described below, that provided for the resolution of these claims.

In the Joint Proxy Statement furnished to their respective stockholders in connection with the Cryovac transaction, both parties to the transaction stated that it was their belief that Grace and its subsidiaries were adequately capitalized and would be adequately capitalized after the Cryovac transaction and that none of the transfers contemplated to occur in the Cryovac transaction would be a fraudulent transfer. They also stated their belief that the Cryovac transaction complied with other relevant laws. However, if a court applying the relevant legal standards had reached conclusions adverse to us, these determinations could have had a materially adverse effect on our consolidated financial condition and results of operations.

On April 2, 2001, Grace and a number of its subsidiaries filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”). Grace stated that the filing was made in response to a sharply increasing number of asbestos claims since 1999.

In connection with its Chapter 11 filing, Grace filed an application with the Bankruptcy Court seeking to stay, among others, all actions brought against the Company and specified subsidiaries related to alleged asbestos liabilities of Grace and its subsidiaries or alleging fraudulent transfer claims. The court issued an order dated May 3, 2001, which was modified on January 22, 2002, under which the court stayed all the filed or pending asbestos actions against us and, upon filing and service on us, all future asbestos actions (collectively, the “Preliminary Injunction”). Pursuant to the Preliminary Injunction, no further proceedings involving us could occur in the actions that were stayed except upon further order of the Bankruptcy Court.

Committees appointed to represent asbestos claimants in Grace’s bankruptcy case received the court’s permission to pursue fraudulent transfer and other claims against the Company and its subsidiary Cryovac, Inc., and against Fresenius, as discussed below. The claims against Fresenius are based upon a 1996 transaction between Fresenius and W. R. Grace & Co. — Conn. Fresenius is not affiliated with us. In March 2002, the court ordered that the issues of the solvency of Grace following the Cryovac transaction and whether Grace received reasonably equivalent value in the Cryovac transaction would be tried on behalf of all of Grace’s creditors. This proceeding was brought in the U.S. District Court for the District of Delaware (the “District Court”) (Adv. No. 02-02210).

In June 2002, the court permitted the U.S. government to intervene as a plaintiff in the fraudulent transfer proceeding, so that the U.S. government could pursue allegations that environmental remediation expenses were underestimated or omitted in the solvency analyses of Grace conducted at the time of the Cryovac transaction. The court also permitted Grace, which asserted that the Cryovac transaction was not a fraudulent transfer, to intervene in the proceeding. In July 2002, the court issued an interim ruling on the legal standards to be applied in the trial, holding, among other things, that, subject to specified limitations, post-1998 claims should be considered in the solvency analysis of Grace. We believe that only claims and liabilities that were known, or reasonably should have been known, at the time of the 1998 Cryovac transaction should be considered under the applicable standard.

With the fraudulent transfer trial set to commence on December 9, 2002, on November 27, 2002, we reached an agreement in principle with the Committees prosecuting the claims against the Company and Cryovac, Inc., to resolve all current and future asbestos-related claims arising from the Cryovac transaction. The parties subsequently signed the definitive Settlement agreement as of November 10, 2003 consistent with the terms of the agreement in principle. As discussed above, the Settlement agreement called for payment of nine million shares of our common stock and $513 million in cash, plus interest on the cash payment at a 5.5% annual rate starting on December 21, 2002 and ending on the effective date of an appropriate plan of reorganization in the Grace bankruptcy, when we would be required to make the payment. These shares were subject to customary anti-dilution provisions that adjust for the effects of stock splits, stock dividends and other events affecting our common stock, and as a result, the number of shares of our common stock issued under the Settlement agreement increased to eighteen million shares upon the two-for-one stock split in March 2007.

On June 27, 2005, the Bankruptcy Court signed an order approving the Settlement agreement. Although Grace is not a party to the Settlement agreement, under the terms of the order, Grace is directed to comply with the Settlement agreement subject to limited exceptions. The order also provides that the Court will retain jurisdiction over any dispute involving the interpretation or enforcement of the terms and provisions of the Settlement agreement.

As a condition to our obligation to make the payments required by the Settlement agreement, any final plan of reorganization had to be consistent with the terms of the Settlement agreement, including provisions for the trusts and releases referred to below and for an injunction barring the prosecution of any asbestos-related claims against us. The Settlement agreement provides that, upon the effective date of the final plan of reorganization and payment of the shares and cash, all present and future asbestos-related claims against us that arise from alleged asbestos liabilities of Grace and its affiliates (including former affiliates that became our affiliates through the Cryovac transaction) will be channeled to and become the responsibility of one or more trusts to be established under Section 524(g) of the Bankruptcy Code as part of a final plan of reorganization in the Grace bankruptcy. The Settlement agreement also resolved all fraudulent transfer claims against us arising from the Cryovac transaction as well as the Fresenius claims described below. The Settlement agreement provides for releases of all those claims upon payment. Under the agreement, we cannot seek indemnity from Grace for our payments required by the Settlement agreement. The order approving the Settlement agreement also provides that the Preliminary Injunction stay of proceedings involving us described above continued through the effective date of the final plan of reorganization, after which, upon implementation of the Settlement agreement, we have been released from the Grace asbestos liabilities asserted in those proceedings and their continued prosecution against us are enjoined. As more fully discussed below, the Settlement agreement became effective upon Grace’s emergence from bankruptcy pursuant to a plan of reorganization that implements the terms of the Settlement agreement.

On September 19, 2008, Grace, the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Future Claimants’ Representative, and the Official Committee of Equity Security Holders filed, as co-proponents, a plan of reorganization that incorporated a settlement of all present and future asbestos-related personal injury claims against Grace (as filed and amended from time to time, the “PI Settlement Plan”). Amended versions of the PI Settlement Plan, related exhibits, and associated documents were filed with the Bankruptcy Court from time to time. The PI Settlement Plan provides for the establishment of two asbestos trusts under Section 524(g) of the United States Bankruptcy Code to which present and future asbestos-related personal injury and property damage claims are channeled. The PI Settlement Plan also incorporates the Settlement agreement, including our payment of amounts contemplated by the Settlement agreement.

On January 31, 2011, the Bankruptcy Court entered a memorandum opinion (as amended, the “Bankruptcy Court Opinion”) overruling certain objections to the PI Settlement Plan. The Bankruptcy Court entered orders on January 31, 2011 and February 15, 2011 (collectively, the “Bankruptcy Court Confirmation Order”) confirming the PI Settlement Plan and requesting that the District Court issue and affirm the Bankruptcy Court Confirmation Order, including the injunction under Section 524(g) of the Bankruptcy Code.

Various parties appealed or otherwise challenged the Bankruptcy Court Opinion and the Bankruptcy Court Confirmation Order, including without limitation with respect to issues relating to releases and injunctions contained in the PI Settlement Plan. On January 30, 2012 and June 11, 2012 , the District Court issued memorandum opinions and orders (collectively with the Bankruptcy Court Confirmation Orders, the “Confirmation Orders”) overruling all objections to the PI Settlement Plan and confirming the PI Settlement Plan in its entirety, including the approval and issuance of the injunctions under Section 524(g) of the Bankruptcy Code and the other injunctions, releases, and indemnifications set forth in the PI Settlement Plan and the Bankruptcy Court Confirmation Order.

Five appeals to the Confirmation Orders (the “Third Circuit Appeals”) were filed with the United States Court of Appeals for the Third Circuit (the “Third Circuit Court of Appeals”), and certain of the Third Circuit Appeals included challenges to releases and injunctions contained in the PI Settlement Plan. By separate opinions and orders, the Third Circuit Court of Appeals denied four of the Third Circuit Appeals and the appealing parties to these appeals did not pursue further appeals to the United States Supreme Court. On December 23, 2013, Grace filed a motion with the Bankruptcy Court (the “Lender Settlement Motion”) seeking approval of a settlement to consensually resolve the remaining Third Circuit Appeal which had been brought by certain holders of Grace’s prepetition bank debt (the “Bank Lender Appeal”).

As of December 31, 2013, the Lender Settlement Motion remained pending with the Bankruptcy Court and the Bank Lender Appeal remained pending with the Third Circuit Court of Appeals, and conditions to the effectiveness of the PI Settlement Plan and of the Settlement agreement remained open.

On January 17, 2014, the Bankruptcy Court approved the Lender Settlement Motion. On January 29, 2014, by agreement of the parties, the Bankruptcy Court dismissed with prejudice the fraudulent transfer action brought against the Company by the Committees appointed to represent asbestos claimants in Grace’s bankruptcy. On February 3, 2014 (the “Effective Date”), the Third Circuit Court of Appeals dismissed the Bank Lender Appeal by agreement of Grace and bank lenders and, as a result, the approval of the PI Settlement Plan pursuant to the Confirmation Orders became final and not subject to appeal. Also on the Effective Date, the remaining conditions to the effectiveness of the PI Settlement Plan and the Settlement agreement were satisfied or waived by the relevant parties (including the Company), and the PI Settlement Plan implementing the Settlement agreement became effective with Grace emerging from bankruptcy on the Effective Date. In accordance with the PI Settlement Plan and the Settlement agreement, on the Effective Date, Cryovac, Inc. made aggregate cash payments in the amount of $929.7 million to the WRG Asbestos PI Trust (the “PI Trust”) and the WRG Asbestos PD Trust (the “PD Trust”) and transferred 18 million shares of Sealed Air common stock to the PI Trust, in each case reflecting adjustments made in accordance with the Settlement agreement. Under the Plan and the Confirmation Orders, the Preliminary Injunction remained in place through the Effective Date and, on the Effective Date, the Plan and Settlement agreement injunctions and releases with respect to asbestos claims and certain other claims became effective. Thereafter, on February 19, 2014, Grace filed a motion with the Bankruptcy Court indicating that the Preliminary Injunction had been replaced by the Plan injunctions as of the Effective Date and seeking to dismiss with prejudice the proceedings in which the Preliminary Injunction was issued. The Plan and the Confirmation Orders further provide for the channeling of existing and future asbestos claims to the PI Trust or the PD Trust, as applicable. In addition, under the Plan, the Confirmation Orders, and the Settlement agreement, Grace is required to indemnify us with respect to asbestos and certain other liabilities. Notwithstanding the foregoing, and although we believe the possibility to be remote, if any courts were to refuse to enforce the injunctions or releases contained in the PI Settlement Plan and the Settlement agreement with respect to any claims, and if, in addition, Grace were unwilling or unable to defend and indemnify the Company and its subsidiaries for such claims, then we could be required to pay substantial damages, which could have a material adverse effect on our consolidated financial condition and results of operations.

Fresenius Claims

In January 2002, we filed a declaratory judgment action against Fresenius Medical Care Holdings, Inc., its parent, Fresenius AG, a German company, and specified affiliates in New York State court asking the court to resolve a contract dispute between the parties. The Fresenius parties contended that we were obligated to indemnify them for liabilities that they might incur as a result of the 1996 Fresenius transaction mentioned above. The Fresenius parties’ contention was based on their interpretation of the agreements between them and W. R. Grace & Co. — Conn. in connection with the 1996 Fresenius transaction. In February 2002, the Fresenius parties announced that they had accrued a charge of $172 million for these potential liabilities, which included pre-transaction tax liabilities of Grace and the costs of defense of litigation arising from Grace’s Chapter 11 filing. We believe that we were not responsible to indemnify the Fresenius parties under the 1996 agreements and filed the action to proceed to a resolution of the Fresenius parties’ claims. In April 2002, the Fresenius parties filed a motion to dismiss the action and for entry of declaratory relief in its favor. We opposed the motion, and in July 2003, the court denied the motion without prejudice in view of the November 27, 2002 agreement in principle referred to above. On the Effective Date, and in connection with the PI Settlement Plan and the Settlement agreement, we and the Fresenius parties exchanged mutual releases, releasing us from any and all claims related to the 1996 Fresenius transaction.

Canadian Claims

In November 2004, the Company’s Canadian subsidiary Sealed Air (Canada) Co./Cie learned that it had been named a defendant in the case of Thundersky v. The Attorney General of Canada, et al. (File No. CI04-01-39818), pending in the Manitoba Court of Queen’s Bench. Grace and W. R. Grace & Co. — Conn. were also named as defendants. The plaintiff brought the claim as a putative class proceeding and sought recovery for alleged injuries suffered by any Canadian resident, other than in the course of employment, as a result of Grace’s marketing, selling, processing, manufacturing, distributing and/or delivering asbestos or asbestos-containing products in Canada prior to the Cryovac Transaction. A plaintiff filed another proceeding in January 2005 in the Manitoba Court of Queen’s Bench naming the Company and specified subsidiaries as defendants. The latter proceeding, Her Majesty the Queen in Right of the Province of Manitoba v. The Attorney General of Canada, et al. (File No. CI05-01-41069), sought the recovery of the cost of insured health services allegedly provided by the Government of Manitoba to the members of the class of plaintiffs in theThundersky proceeding. In October 2005, we learned that six additional putative class proceedings had been brought in various provincial and federal courts in Canada seeking recovery from the Company and its subsidiaries Cryovac, Inc. and Sealed Air (Canada) Co./Cie, as well as other defendants including W. R. Grace & Co. and W. R. Grace & Co. — Conn., for alleged injuries suffered by any Canadian resident, other than in the course of employment (except with respect to one of these six claims), as a result of Grace’s marketing, selling, manufacturing, processing, distributing and/or delivering asbestos or asbestos-containing products in Canada prior to the Cryovac transaction. Grace and W. R. Grace & Co. — Conn. agreed to defend, indemnify and hold harmless the Company and its affiliates in respect of any liability and expense, including legal fees and costs, in these actions.

In April 2001, Grace Canada, Inc. had obtained an order of the Superior Court of Justice, Commercial List, Toronto (the “Canadian Court”), recognizing the Chapter 11 actions in the United States of America involving Grace Canada, Inc.’s U.S. parent corporation and other affiliates of Grace Canada, Inc., and enjoining all new actions and staying all current proceedings against Grace Canada, Inc. related to asbestos under the Companies’ Creditors Arrangement Act. That order has been renewed repeatedly. In November 2005, upon motion by Grace Canada, Inc., the Canadian Court ordered an extension of the injunction and stay to actions involving asbestos against the Company and its Canadian affiliate and the Attorney General of Canada, which had the effect of staying all of the Canadian actions referred to above. The parties finalized a global settlement of these Canadian actions (except for claims against the Canadian government). That settlement, which has subsequently been amended (the “Canadian Settlement”), will be entirely funded by Grace. The Canadian Court issued an Order on December 13, 2009 approving the Canadian Settlement. We do not have any positive obligations under the Canadian Settlement, but we are a beneficiary of the release of claims. The release in favor of the Grace parties (including us) became operative upon the effective date of a plan of reorganization in Grace’s United States Chapter 11 bankruptcy proceeding. As filed, the PI Settlement Plan contemplates that the claims released under the Canadian Settlement will be subject to injunctions under Section 524(g) of the Bankruptcy Code. As indicated above, the Bankruptcy Court entered the Bankruptcy Court Confirmation Order on January 31, 2011 and the Clarifying Order on February 15, 2011 and the District Court entered the Original District Court Confirmation Order on January 30, 2012 and the Amended District Court Confirmation Order on June 11, 2012. The Canadian Court issued an Order on April 8, 2011 recognizing and giving full effect to the Bankruptcy Court’s Confirmation Order in all provinces and territories of Canada in accordance with the Bankruptcy Court Confirmation Order’s terms.

As described above, the PI Settlement Plan became effective on February 3, 2014. In accordance with the above-mentioned December 31, 2009 order of the Canadian court, on the Effective Date the actions became permanently stayed until they are amended to remove the Grace parties as named defendants. The above-mentioned actions in the Manitoba Court of Queen’s Bench were dismissed by the Manitoba court as against the Grace parties on February 19, 2014 and it is anticipated that the remaining actions will now also be dismissed. Notwithstanding the foregoing, and although we believe the possibility to be remote, if the Canadian courts refuse to enforce the final plan of reorganization in the Canadian courts, and if in addition Grace is unwilling or unable to defend and indemnify the Company and its subsidiaries in these cases, then we could be required to pay substantial damages, which we cannot estimate at this time and which could have a material adverse effect on our consolidated financial condition and results of operations.

Additional Matters Related to the Cryovac Transaction

In view of Grace’s Chapter 11 filing, we may receive additional claims asserting that we are liable for obligations that Grace had agreed to retain in the Cryovac transaction and for which we may be contingently liable. To date, we are not aware of any material claims having been asserted or threatened against us.

Final determinations and accountings under the Cryovac transaction agreements with respect to matters pertaining to the transaction had not been completed at the time of Grace’s Chapter 11 filing in 2001. We have filed claims in the bankruptcy proceeding that reflect the costs and liabilities that we have incurred or may incur that Grace and its affiliates agreed to retain or that are subject to indemnification by Grace and its affiliates under the Cryovac transaction agreements, other than payments to be made under the Settlement agreement. Grace has alleged that we are responsible for specified amounts under the Cryovac transaction agreements. On February 3, 2014, following Grace’s emergence from bankruptcy, the Company (for itself and its affiliates, collectively, the “Sealed Air Parties”) and Grace (for itself and its affiliates, collectively, the “Grace Parties”) entered into a claims settlement agreement (the “Claims Settlement”) to resolve certain of the parties’ claims against one another arising under the Cryovac transaction agreements (the “Transaction Claims”). Under the Claims Settlement, the Sealed Air Parties released and waived Transaction Claims against the Grace Parties other than asbestos-related claims, Fresenius-related claims, environmental claims, insurance claims, mass tort claims, non-monetary tax sharing agreement claims, certain claims listed in annexes to proofs of claim filed by the Sealed Air Companies in connection with the Grace bankruptcy, claims relating to certain matters described in the PI Settlement Plan, certain executory contract claims relating to certain leased sites or sites that were divided as part of the Cryovac transaction, and certain indemnification claims. Under the Claims Settlement, the Grace Parties released and waived Transaction Claims against the Sealed Air Companies other than non-monetary tax sharing agreement claims, certain executory contract claims relating to certain leased sites or sites that were divided as part of the Cryovac transaction, and certain indemnification claims. The Claims Settlement also provides that the Sealed Air Parties and the Grace Parties will share equally all fees and expenses relating to certain litigation brought by former Cryovac employees. Except to the extent that a claim is specifically referenced, the Claims Settlement does not supersede or affect the obligations of the parties under the PI Settlement Plan or our Settlement agreement.

Environmental Matters

We are subject to loss contingencies resulting from environmental laws and regulations, and we accrue for anticipated costs associated with investigatory and remediation efforts when an assessment has indicated that a loss is probable and can be reasonably estimated. These accruals are not reduced by potential insurance recoveries, if any. We do not believe that it is reasonably possible that our liability in excess of the amounts that we have accrued for environmental matters will be material to our consolidated financial condition or results of operations. Environmental liabilities are reassessed whenever circumstances become better defined or remediation efforts and their costs can be better estimated.

We evaluate these liabilities periodically based on available information, including the progress of remedial investigations at each site, the current status of discussions with regulatory authorities regarding the methods and extent of remediation and the apportionment of costs among potentially responsible parties. As some of these issues are decided (the outcomes of which are subject to uncertainties) or new sites are assessed and costs can be reasonably estimated, we adjust the recorded accruals, as necessary. We believe that these exposures are not material to our consolidated financial condition or results of operations. We believe that we have adequately reserved for all probable and estimable environmental exposures.

Guarantees and Indemnification Obligations

We are a party to many contracts containing guarantees and indemnification obligations. These contracts primarily consist of:

•	product warranties with respect to certain products sold to customers in the ordinary course of business. These warranties typically provide that products will conform to specifications. We generally do not establish a liability for product warranty based on a percentage of sales or other formula. We accrue a warranty liability on a transaction-specific basis depending on the individual facts and circumstances related to each sale. Both the liability and annual expense related to product warranties are immaterial to our consolidated financial position and results of operations; and

•	licenses of intellectual property by us to third parties in which we have agreed to indemnify the licensee against third party infringement claims.

Development Grant Matter

On May 25, 2010, one of our Italian subsidiaries received a demand from the Italian Ministry of Economic Development for the total repayment of grant monies paid to two of our former subsidiaries in the amount of €5 million. With accrued interest the total value of the demand currently stands at €10 million ($14 million equivalent at December 31, 2013). The grant monies had previously been certified as payable by the Italian authorities and the grant process was finalized and closed in 2006. We acquired the former subsidiaries in September 2001 as part of an acquisition. The substance of the repayment demand is that the former owners of the subsidiaries made fraudulent claims and used fraudulent documents to support their grant application prior to our acquisition. There is no suggestion that we or our Italian subsidiary were directly involved in the grant process, but as purchaser of the two companies, the Ministry is seeking repayment from our Italian subsidiary. Our Italian subsidiary submitted a total denial of liability in regard to this matter on June 30, 2010. A full hearing of the merits of the demand is scheduled for July 2014. At this interim stage of the proceedings we are not able to determine the eventual outcome of the case. Accordingly, we have not recorded a liability related to this matter. We do not expect this matter to be material to our full year consolidated financial condition or results of operations, however the amount may be material to an interim reporting period.

Other Principal Contractual Obligations

At December 31, 2013, we had other principal contractual obligations, which included agreements to purchase an estimated amount of goods, including raw materials, or services in the normal course of business, aggregating to approximately $434 million. The estimated future cash outlays are as follows:

Year	Amount
2014	$182.5
2015	106.9
2016	72.7
2017	42.2
2018	13.3
Thereafter	16.7

Total	$434.3

Leases

We are obligated under the terms of various leases covering primarily warehouse and office facilities and production equipment, as well as smaller manufacturing sites that we occupy. We account for the majority of our leases as operating leases, which may include purchase or renewal options. At December 31, 2013, estimated future minimum annual rental commitments under non-cancelable real and personal property leases were as follows:

Year	Amount
2014	$64.4
2015	46.7
2016	30.6
2017	18.8
2018	11.1
Thereafter	23.3

Total	$194.9

Net rental expense was $79 million in 2013, $84 million in 2012 and $52 million in 2011.